                                                                    EXHIBIT 10.2

                             FIRST AMENDMENT TO THE
                             NEWELL RUBBERMAID INC.
                                 2003 STOCK PLAN

         WHEREAS, Newell Rubbermaid Inc. (the "Corporation") previously adopted the 2003 Stock Plan (the "Plan"); and

         WHEREAS, the Board of Directors of the Corporation is authorized to amend the Plan and has authorized an amendment to the Plan, as described below.

         NOW, THEREFORE, BE IT RESOVED, that Section 19 of the Plan is hereby amended, effective as of May 12, 2004, to read as follows:

         SECTION 19. EFFECTIVE DATE AND TERM OF PLAN.

                  19.1     Effective Date.

                  The Plan has been adopted and authorized by the Board for submission to the stockholders of the Company. The Plan shall become effective as of the date the Plan is approved by the stockholders of the Company.

                  19.2     Term of Plan.

                  Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan's effective date as determined in Section 19.1 above.

         This First Amendment has been executed by the Corporation, by its duly authorized officer, as of this 11th day of February, 2004.

                                     NEWELL RUBBERMAID INC.

                                     By: /s/ Dale L. Matschullat

                                     Title: Vice President - General Counsel and
                                                Corporate Secretary